EXHIBIT 21.1

LIST OF SUBSIDIARIES

Enterprise GP Holdings L.P.

as of February 1, 2006

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Acadian Acquisition, LLC	Delaware	Acadian Gas, LLC – 100%
Acadian Consulting LLC	Delaware	Acadian Gas, LLC – 100%
Acadian Gas, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Acadian Gas Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Arizona Gas Storage, L.L.C.	Delaware	Enterprise Arizona Gas, L.L.C. – 60%
Atlantis Offshore, LLC	Delaware	Manta Ray Gathering Company, L.L.C. – 50% Manta Ray Offshore Gathering Company, L.L.C. – 50%
Baton Rouge Fractionators LLC	Delaware	Enterprise Products Operating L.P. – 32.25% Third Parties – 67.75%
Baton Rouge Pipeline LLC	Delaware	Baton Rouge Fractionators LLC – 100%
Baton Rouge Propylene Concentrator, LLC	Delaware	Enterprise Products Operating L.P. – 30% Third Parties – 70%
Belle Rose NGL Pipeline, L.L.C.	Delaware	Enterprise NGL Pipelines, LLC 41.67% Third Parties – 58.33%
Belvieu Environmental Fuels GP, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Belvieu Environmental Fuels L.P.	Texas	Enterprise Products Operating L.P. - 99% Belvieu Environmental Fuels GP, LLC – 1%
Cajun Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%
Calcasieu Gas Gathering System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Cameron Highway Oil Pipeline Company	Delaware	Cameron Highway Pipeline I, L.P. – 50% Third Party – 50%
Cameron Highway Pipeline GP, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Cameron Highway Pipeline I, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Cameron Highway Pipeline GP, L.L.C. – 1%
Chunchula Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%
Coyote Gas Treating Limited Liability Company	Delaware	Enterprise Field Services, L.L.C. – 50%
Crystal Holding, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Cypress Gas Marketing, LLC	Delaware	Acadian Gas, LLC – 100%
Cypress Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%
Deep Gulf Development, LLC	Delaware	Enterprise Offshore Development, LLC – 90% Third Party – 10%
Deepwater Gateway, L.L.C.	Delaware	Enterprise Field Services, L.L.C. – 50% Third Party - 50%
Dixie Pipeline Company	Delaware	Enterprise Products Operating L.P. – 38.1% Enterprise NGL Pipelines, LLC – 27.8% Third Parties – 34.0%
E-Cypress, LLC	Delaware	Enterprise Products Operating L.P. – 100%
E-Oaktree, LLC	Delaware	E-Cypress, LLC – 100%
Enterprise Alabama Intrastate, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Arizona Gas, L.L.C.	Delaware	Enterprise Field Services, L.L.C. – 100%
Enterprise Energy Finance Corporation	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Field Services, LLC	Delaware	Enterprise GTM Holdings L.P. - 100%
Enterprise Fractionation, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise GC, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Enterprise Holding III, L.L.C. – 1%
Enterprise GTMGP, LLC	Delaware	Enterprise Products GTM, LLC – 100%
Enterprise GTM Hattiesburg Storage, LLC	Delaware	Crystal Holding, L.L.C. – 100%
Enterprise GTM Holdings L.P.	Delaware	Enterprise Products Operating L.P. – 99% Enterprise GTMGP, LLC – 1%
Enterprise GTM Offshore Operating Company, LLC	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Gas Liquids LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Gas Processing LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Holding III, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Hydrocarbons L.P.	Delaware	Enterprise Products Texas Operating L.P. – 99% Enterprise Products Operating L.P. – 1%
Enterprise Intrastate L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Enterprise Holding III, L.L.C. – 1%
Enterprise Lou-Tex NGL Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99% HSC Pipeline Partnership L.P. – 1%
Enterprise Lou-Tex Propylene Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99% Propylene Pipeline Partnership L.P. – 1%
Enterprise NGL Marketing Company L.P.	Delaware	Enterprise Products Texas Operating L.P. – 99% Enterprise Products Operating L.P. – 1%
Enterprise NGL Pipelines, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Norco LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Offshore Development, LLC	Delaware	Moray Pipeline Company, LLC – 100%
Enterprise Products GP, LLC	Delaware	Enterprise GP Holdings L.P. – 100%
Enterprise Products GTM, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Products OLPGP, Inc.	Delaware	Enterprise Products Partners L.P. – 100%
Enterprise Products Operating L.P.	Delaware	Enterprise Products Partners L.P. – 99.999% Enterprise Products OLPGP, Inc. – 0.001%
Enterprise Products Partners L.P.	Delaware	Enterprise Products GP, LLC – 2% Public Unitholders – 61.5% Dan L. Duncan, EPCO, Inc., Dan Duncan LLC and other Affiliates – 33.1% Enterprise GP Holdings L.P. 3.4%
Enterprise Products Texas Operating L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Products Partners L.P. – 1%
Enterprise Terminalling L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Gas Liquids LLC 1%
Enterprise Terminals & Storage, LLC	Delaware	Mapletree, LLC – 100%
Enterprise Texas Pipeline, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Enterprise Holding III, L.L.C. – 1%
EPOLP 1999 Grantor Trust	Texas	Enterprise Products Operating L.P. – 100%
Evangeline Gas Corp.	Delaware	Evangeline Gulf Coast Gas, LLC – 45.05% Third Parties – 54.95%
Evangeline Gas Pipeline Company L.P.	Delaware	Evangeline Gulf Coast Gas, LLC – 45% Evangeline Gas Corp. – 10% Third Party – 45%
Evangeline Gulf Coast Gas, LLC	Delaware	Acadian Gas, LLC – 100%
First Reserve Gas, L.L.C.	Delaware	Crystal Holding, L.L.C. – 100%
Flextrend Development Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Grande Isle Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 100%
Hattiesburg Gas Storage Company	Delaware	First Reserve Gas, L.L.C. – 50% Hattiesburg Industrial Gas Sales, L.L.C. – 50%
Hattiesburg Industrial Gas Sales, L.L.C.	Delaware	First Reserve Gas, L.L.C. – 100%

High Island Offshore System, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
HSC Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Products Partners L.P. – 1%
Independence Hub, LLC	Delaware	Enterprise Products Operating L.P. – 80% Third Party – 20%
K/D/S Promix, L.L.C.	Delaware	Enterprise Fractionation, LLC – 50% Third Parties – 50%
La Porte Pipeline Company L.P.	Texas	Enterprise Products Operating L.P. – 49.5% La Porte Pipeline GP, LLC – 1.0% Third Parties – 49.5%
La Porte Pipeline GP, L.L.C.	Texas	Enterprise Products Operating L.P. – 50% Third Parties – 50%
Mapletree, LLC	Delaware	Enterprise Products Operating L.P. – 100%
MCN Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%
MCN Pelican Interstate Gas, LLC	Delaware	Acadian Gas, LLC – 100%
MCN Pelican Transmission LLC	Delaware	Acadian Gas, LLC – 100%
Manta Ray Gathering Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Manta Ray Offshore Gathering Company, L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. – 100%
Mid-America Pipeline Company, LLC	Delaware	Mapletree, LLC – 100%
Moray Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Nautilus Pipeline Company L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. – 100%
Neches Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Nemo Gathering Company, LLC	Delaware	Enterprise NGL Pipelines, LLC – 33.92% Third Parties – 66.08%
Neptune Pipeline Company, L.L.C.	Delaware	Sailfish Pipeline Company, L.L.C. – 25.67% Third Parties – 74.33%
Norco-Taft Pipeline, LLC	Delaware	Enterprise NGL Private Lines & Storage, LLC – 100%
Olefins Terminal Corporation	Delaware	Enterprise Products Operating L.P. - 50% Third Party – 50%
Petal Gas Storage, L.L.C.	Delaware	Crystal Holding, L.L.C. – 100%
Pontchartrain Natural Gas System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Port Neches GP, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Port Neches Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99% Port Neches GP, LLC – 1%
Poseidon Oil Pipeline Company, L.L.C.	Delaware	Poseidon Pipeline Company, L.L.C. – 36% Third Parties - 64%
Poseidon Pipeline Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Propylene Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Products Partners L.P. – 1%
Sabine Propylene Pipeline L.P.	Texas	Enterprise Products Operating L.P. – 99% Propylene Pipeline Partnership L.P. – 1%
Sailfish Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating L.P. – 100%
Seminole Pipeline Company	Delaware	E-Oaktree, LLC – 80.0% E-Cypress, LLC – 10% Third Party – 10%
Sorrento Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%
Tejas-Magnolia Energy, LLC	Delaware	Pontchartrain Natural Gas System – 96.6% MCN-Pelican Interstate Gas, LLC – 3.4%
Teco Gas Processing, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Teco Gas Gathering, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Tri-States NGL Pipeline, L.L.C.	Delaware	Enterprise Products Operating L.P. – 33.3%

Enterprise NGL Pipelines, LLC – 33.3% Third Parties – 33.3%
Triton Gathering, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. – 100%
TXO-Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%
Venice Energy Services Company, L.L.C.	Delaware	Enterprise Gas Processing LLC – 13.1% Third Parties – 86.99%
Venice Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 100%
West Cameron Dehydration Company, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. – 100%
Wilprise Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. - 74.7% Third Parties - 25.3%